MODERN WOODMEN OF AMERICA

Modern Woodmen of America Variable Annuity Account
Supplement Dated February 20, 2020
to the
Prospectus For
Individual Flexible Premium Deferred Variable Annuity Certificate
(Dated May 1, 2019)

This Supplement provides information regarding your individual flexible premium deferred variable annuity certificate ("Certificate") prospectus. Please read this Supplement carefully and retain it with your Certificate prospectus for future reference.

The Board of Trustees of BNY Mellon Variable Investment Fund (the "Trust") has approved the liquidation of the International Equity Portfolio (the "Fund"), a series of the Trust, effective on or about April 30, 2020 (the "Liquidation Date"). Before the Liquidation Date, and at the discretion of BNY Mellon Investment Adviser, Inc., the Fund's investment adviser, the Fund's portfolio securities will be sold and the Fund will cease to pursue its investment objective and policies.

Effective on or about March 31, 2020, the Fund will be closed to any investment from new accounts. Effective on or about March 31, 2020, the International Equity Subaccount, which invests in the Fund, will also be closed to investment by certificate holders who are not invested in the Subaccount on that date. Certificate holders invested in the International Equity Subaccount on March 31, 2020 may continue to allocate premium payments and transfer accumulated value to the International Equity Subaccount until the Liquidation Date.

Beginning on the Liquidation Date, the International Equity Subaccount, will no longer be available for investment and the allocation of premium payments and transfers of accumulated value directed to the International Equity Subaccount will be allocated to the subaccount that invests in the Federated Government Money Fund II ("Money Market Subaccount"). Accumulated value in the International Equity Subaccount on the Liquidation Date will be automatically transferred from the International Equity Subaccount to the Money Market Subaccount.

From the date of this supplement through June 30, 2020, there will be no charge assessed for transfers made from the International Equity Subaccount or the Money Market Subaccount due to the liquidation of the BNY Mellon Variable Investment Fund - International Equity Portfolio. Such transfers will not count against the number of free transfers allowed each Certificate Year.

If you have any questions regarding this Supplement, please contact your registered representative or our Variable Product Administrative Center toll free at 1-866-628-6776.